Exhibit (a)(1)(ii)

SunPower Corporation

LETTER OF TRANSMITTAL

Offer to Purchase, Dated November 24, 2020,

Any and All Outstanding

0.875% Senior Convertible Debentures due 2021

CUSIP No. 867652 AJ8

with respect to the 0.875% Senior Convertible Debentures due 2021 held in book-entry form through DTC

CUSIP No. 867652 AH2

with respect to the 0.875% Senior Convertible Debentures due 2021 held by Total Solar INTL SAS

The Offer (as defined herein) will expire at midnight, New York City time (the last minute of the day), on December 22, 2020, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Holders (as defined herein) whose Convertible Debentures (as defined herein) are accepted for purchase pursuant to the Offer will be entitled to receive the Consideration (as defined herein) plus Accrued Interest. The Consideration will be payable in cash. Tendered Convertible Debentures may be withdrawn prior to the Expiration Time, but not thereafter. The Offer is subject to the satisfaction or waiver of certain conditions as set forth under the heading “Conditions to the Offer” in the Offer to Purchase (as defined herein).

The Depositary with respect to the Convertible Debentures held in book-entry form through The Depository Trust Company (“DTC”) (such Convertible Debentures, the “book-entry Convertible Debentures”) and Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550

Toll free: (866) 856-3065

Email: sunpower@dfking.com

By facsimile:

(For Eligible Institutions only)

(212) 709-3328

Confirmation:

(212) 269-5552

By Mail, Overnight Courier or Hand:

Attn: Andrew Beck

48 Wall Street

New York, New York 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING CONVERTIBLE DEBENTURES BY ATOP (AS HEREINAFTER DEFINED).

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated November 24, 2020 (the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of the Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

Requests for additional copies of this Letter of Transmittal or for copies of the related Offer to Purchase and requests for assistance relating to the procedures for tendering Convertible Debentures may be directed to D.F. King & Co., Inc., which is serving as depositary with respect to the book-entry Convertible Debentures and information agent in connection with the Offer (the “Depositary and Information Agent”) at the address and telephone number on the front and back cover page of this Letter of Transmittal. Requests for assistance relating to the terms and conditions of the Offer may be directed to BofA Securities, Inc. (the “Dealer Manager”) at the address and telephone number on the back cover page of this Letter of Transmittal. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, custodian or other nominee (each, a “Nominee”) for assistance regarding the Offer.

This Letter of Transmittal and the instructions hereto (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) and the Offer to Purchase (together with this Letter of Transmittal, the “Offer Documents”) constitute an offer by SunPower Corporation, a Delaware corporation (the “Company” or “SunPower”), upon the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of its outstanding 0.875% Senior Convertible Debentures due 2021 (the “Convertible Debentures”) that are validly tendered and not validly withdrawn prior to the Expiration Time, for cash in an amount equal to $1,000 per $1,000 principal amount of Convertible Debentures purchased (the “Consideration”). The Company refers to the offer to purchase the Convertible Debentures pursuant to the Offer Documents as the “Offer.”

The Offer is open to all holders of record of the Convertible Debentures (individually, a “Holder” and, collectively, the “Holders”). Other than the debentures registered in the name of Total Solar INTL SAS (“Total,” formerly Total Solar International SAS, of which the Company is a majority-owned subsidiary), the Convertible Debentures are represented by one or more global debentures registered in the name of Cede & Co., the nominee of DTC, and held in book-entry form through DTC. DTC facilitates the clearance and settlement of securities transactions through electronic book-entry changes in accounts of DTC participants. The Convertible Debentures held by Total are held in certificated form.

Only Convertible Debentures validly tendered and not validly withdrawn prior to midnight, New York City time (the last minute of the day), on the Expiration Time and accepted for purchase will be purchased in the Offer. Payment for any such validly tendered and not validly withdrawn book-entry Convertible Debentures will be made by the deposit of immediately available funds by the Company with the Depositary and Information Agent or, at its direction, DTC, promptly following the Expiration Time, and is expected to be within three (3) business days following the Expiration Time (the date of payment with respect to the Offer being referred to herein as the “Payment Date”). Payment for any such validly tendered and not validly withdrawn Convertible Debentures held in certificated form (the “certificated Convertible Debentures”) will be made directly by the Company to the relevant Holder on the Payment Date. The Offer is not conditioned on the tender of any minimum principal amount of Convertible Debentures. The Offer is, however, subject to the satisfaction or waiver of certain conditions as described in the Offer to Purchase. See “Conditions to the Offer” in the Offer to Purchase.

The Convertible Debentures may be tendered and accepted for purchase only in principal amounts of $1,000 or an integral multiple thereof. Holders who do not tender all of their Convertible Debentures must ensure that they retain a principal amount of Convertible Debentures equal to or greater than $1,000. The Company is not obligated and does not intend to accept any alternative, conditional or contingent tenders.

For a Holder to validly tender Convertible Debentures pursuant to the Offer, the Holder must either (1) properly complete and duly execute this Letter of Transmittal, together with any other documents required by this Letter of Transmittal, and mail or deliver this Letter of Transmittal (or a manually signed facsimile thereof) and such other documents to the Depositary and Information Agent (for book-entry Convertible Debentures) or the Company (for certificated Convertible Debentures) for acceptance before the Expiration Time or (2) in the case of Convertible Debentures held in book-entry form through DTC, electronically transmit their acceptance through the automated tender offer program (“ATOP”) (and thereby tender the Convertible Debentures), for which the transaction will be eligible, and DTC will then edit and verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message (as defined below) in lieu of a Letter of Transmittal, and any other required documents to the Depositary and Information Agent or the Company, as applicable, for acceptance before the Expiration Time. The confirmation of a book- entry transfer into the Depositary and Information Agent’s account at DTC as described above is referred to herein as a “ Book-Entry Confirmation.” The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and Information Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant stating (1) the aggregate principal amount of Convertible Debentures to be tendered by such participant, (2) that such participant has received copies of the Offer Documents and agrees to be bound by the terms and conditions of the Offer as described herein and in the Letter of Transmittal and (3) that the Company may enforce the terms and conditions of such agreement against such tendering participant.

A beneficial owner whose Convertible Debentures are held by a Nominee and who desires to tender such Convertible Debentures in the Offer must contact its Nominee and instruct such Nominee to tender its Convertible Debentures on such beneficial owner’s behalf. Accordingly, beneficial owners wishing to participate in the Offer should contact their Nominee as soon as possible in order to determine the time by which such owner must take action in order to so participate. Any beneficial owner of Convertible Debentures held of record by DTC or its Nominee, through authority granted by DTC, may direct the DTC participant through which such beneficial owner’s Convertible Debentures are held in DTC to tender Convertible Debentures on such beneficial owner’s behalf. See below for more information.

For certificated Convertible Debentures, the certificates for tendered Convertible Debentures must be received by the Company at its address set forth on the back cover of this Offer to Purchase prior to the Expiration Time.

If the Convertible Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased certificated Convertible Debentures are to be issued to a person other than the registered Holder, the certificates or this Letter of Transmittal, as applicable, must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered Holder appears on the certificate or exactly as such DTC participant’s name appears on a security position listing as the owner of the Convertible Debentures, as applicable, with the signature on the certificates or bond powers guaranteed as described below.

If the Offer is terminated or withdrawn, or the Convertible Debentures are not accepted for purchase, no Consideration and Accrued Interest will be paid or payable to Holders of those Convertible Debentures. In any such event, the Convertible Debentures previously tendered pursuant to the Offer will be promptly returned to the tendering Holders. If any tendered Convertible Debentures are not purchased pursuant to the Offer for any reason, such Convertible Debentures not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Convertible Debentures tendered by book-entry transfer, such Convertible Debentures will be promptly credited to the account maintained at DTC from which Convertible Debentures were delivered) after the expiration or termination of the Offer.

The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Offer Documents contain and incorporate by reference important information that should be read before any decision is made with respect to the Offer. In particular, see “Additional Considerations

Concerning the Offer” in the Offer to Purchase for a discussion of certain factors you should consider in connection with the Offer.

THE OFFER DOCUMENTS DO NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION, DOMESTIC OR FOREIGN, IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR “BLUE SKY” LAWS.

If you desire to tender Convertible Debentures for which you are the beneficial owner that are held through a Nominee, you should contact such Nominee promptly and instruct the Nominee to tender such Convertible Debentures on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Convertible Debentures using this Letter of Transmittal must:

•	complete the section below entitled “Method of Delivery;”

•	complete the box below entitled “Description of Convertible Debentures Tendered” and sign where indicated under “Please Sign Here;”

•	if appropriate, check and complete the boxes relating to the “Special Payment Instructions” and “Special Delivery Instructions;” and

•	complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as described below.

There are no guaranteed delivery provisions provided for by the Company in connection with the Offer under the terms set forth in the Offer Documents. Accordingly, you must allow sufficient time for the necessary tender procedures to be completed during the normal business hours of DTC on or prior to the Expiration Time. If you hold your Convertible Debentures through a broker, dealer, commercial bank, trust company or other nominee, you should be aware that such entity may establish its own earlier deadlines for participation in the Offer. Tenders not completed prior to the Expiration Time will be disregarded and of no effect (unless the Offer has been extended and such tenders are completed prior to the expiration of the extended Offer). Holders must tender their Convertible Debentures in accordance with the procedures set forth herein.

OUR BOARD OF DIRECTORS HAS APPROVED THE OFFER. HOWEVER, NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS (OR COMMITTEE THEREOF), THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY MAKES ANY RECOMMENDATION IN CONNECTION WITH THE OFFER. YOU SHOULD CONSULT YOUR OWN FINANCIAL AND TAX ADVISORS, AND READ CAREFULLY AND EVALUATE THE INFORMATION IN THIS OFFER TO PURCHASE, INCLUDING OUR REASONS FOR THE OFFER, BEFORE TAKING ANY ACTION WITH RESPECT TO THE OFFER. EACH HOLDER MUST MAKE ITS OWN DECISION AS TO WHETHER TO TENDER ITS CONVERTIBLE DEBENTURES AND, IF SO, THE PRINCIPAL AMOUNT OF THE CONVERTIBLE DEBENTURES TO TENDER.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED CONVERTIBLE DEBENTURES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AND INFORMATION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:	Date Tendered:

Account Number:	Transaction Code Number:

List below the Convertible Debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of the Convertible Debentures will be accepted only in principal amounts equal to $1,000 or an integral multiple thereof. No alternative, conditional or contingent tenders will be accepted. Only provide the Certificate Number(s) if the tendered Convertible Debentures to which this Letter of Transmittal relates are held in certificated form.

DESCRIPTION OF CONVERTIBLE DEBENTURES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Principal Amount of Convertible Debentures Tendered**
		CUSIP No. 867652 AJ8*	$
		CUSIP No. 867652 AH2	$

*	Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
**	Must be tendered in principal amounts of $1,000 or an integral multiple thereof.

The names and addresses of the Holders should be printed exactly as they appear on the certificate(s) representing the Convertible Debentures tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Convertible Debentures.

If you do not wish to tender your Convertible Debentures, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Offer to Purchase, dated November 24, 2020 (the “Offer to Purchase” and, together with this Letter of Transmittal, as may be amended and supplemented from time to time, the “Offer Documents”), constituting an offer by SunPower Corporation, a Delaware corporation (the “ Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of its outstanding 0.875% Senior Convertible Debentures due 2021 (the “Convertible Debentures”) for cash in an amount equal to $1,000 per $1,000 principal amount of Convertible Debentures purchased (the “Consideration”). The Company refers to the offer to purchase the Convertible Debentures as the “Offer.”

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Convertible Debentures indicated above in the box captioned “Description of Convertible Debentures Tendered.”

The undersigned acknowledges and agrees that the tender of the Convertible Debentures made hereby may not be withdrawn, except in accordance with the procedures and conditions for withdrawal set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Debentures tendered with this Letter of Transmittal, the undersigned hereby (1) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Convertible Debentures tendered thereby and accepted for purchase pursuant to the terms hereof, (2) waives any and all other rights with respect to the Convertible Debentures (including, without limitation, the tendering registered Holder’s (individually, a “Holder” and, collectively, the “Holders”) waiver of any existing or past defaults and their consequences in respect of the Convertible Debentures and the indenture under which such Convertible Debentures were issued), (3) releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, such Convertible Debentures, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to such Convertible Debentures or to participate in any repurchase, redemption or defeasance of the Convertible Debentures, and (4) irrevocably constitutes and appoints D.F. King & Co., Inc., which is serving as Depositary (only with respect to the book-entry Convertible Debentures) and Information Agent in connection with the Offer (the “Depositary and Information Agent”) or the Company (only with respect to the certificated Convertible Debentures), as the case may be, as the true and lawful agent and attorney-in-fact of such Holder (with full knowledge that the Depositary and Information Agent also acts as the agent of the Company) with respect to any such tendered Convertible Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Convertible Debentures on the account books maintained by The Depository Trust Company (“DTC”), together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, (b) present such Convertible Debentures for transfer on the relevant security register, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Convertible Debentures (except that the Depositary and Information Agent will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders of book-entry Convertible Debentures, for the Consideration of Convertible Debentures tendered pursuant to the Offer, as determined pursuant to the terms of the Offer to Purchase, for any tendered Convertible Debentures that are purchased by the Company). For the certificated Convertible Debentures, such Holder agrees that the delivery and surrender of the tendered Convertible Debentures is not effective, and the risk of loss of the Convertible Debentures does not pass to the Company, until receipt by the Company of a properly completed and duly executed Letter of Transmittal and the certificate(s) representing the tendered Convertible Debentures accompanying the Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

The undersigned understands and acknowledges that the Offer will expire at midnight, New York City time (the last minute of the day), on December 22, 2020, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). The undersigned understands and acknowledges that, in order to receive the Consideration and Accrued Interest offered for the Convertible Debentures, the undersigned must have validly tendered and not validly withdrawn Convertible Debentures prior to midnight, New York City time (the last minute of the day), on the Expiration Time.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the Consideration and Accrued Interest for validly tendered and accepted Convertible Debentures to be issued in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Convertible Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Convertible Debentures tendered by book-entry transfer, by credit to such DTC participant’s account).

In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Convertible Debentures representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the Consideration for validly tendered and accepted Convertible Debentures be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Debentures from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Convertible Debentures so tendered.

PLEASE SIGN HERE

(PLEASE COMPLETE AND RETURN WITH THE ATTACHED IRS FORM W-9 (OR IRS FORM W-8, AS APPLICABLE) UNLESS AN AGENT’S MESSAGE IS DELIVERED THROUGH THE FACILITIES OF DTC)

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) on certificate(s) representing the tendered Convertible Debentures or, if the Convertible Debentures are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Convertible Debentures. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

x
x
(Signature(s) of Holder(s) or Authorized Signatory)

Date: , 2020

Name(s):

Capacity (Full Title):
Address:
(Include Zip Code)
Area Code and Telephone Number:

PLEASE COMPLETE IRS FORM W-9 HEREIN (OR IRS FORM W-8, AS APPLICABLE) AND SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 3 BELOW)

CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

Authorized Signature:
Name of Signatory
(Please Print)

Title:

Name of Medallion Signature Guarantor:

Address:
(Include Zip Code)

Area Code and Telephone Number:
Date: , 2020

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 5)

To be completed ONLY if the check for the Consideration, plus Accrued Interest, for validly tendered and accepted Convertible Debentures are to be issued in the name of someone other than the undersigned.

Issue checks for payment of the Consideration, plus Accrued Interest, for validly tendered and accepted Convertible Debentures to:

Name

(Please Print)

Address

(Zip Code)

Taxpayer Identification Number
(Such person(s) must also complete the IRS Form W-9 attached hereto or an appropriate IRS Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 5)

To be completed ONLY if certificates for Convertible Debentures in a principal amount not tendered or not accepted for purchase, or if Convertible Debentures are to be returned by credit to an account maintained by DTC other than the account designated above, are to be issued in the name of someone other than the undersigned,.

☐ Deliver Certificates for Convertible Debentures to:

☐ Credit unaccepted Convertible Debentures tendered by book-entry transfer to The Depository Trust Company account set forth below:

Name:
(Please Print)

Address:

(Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete
the IRS Form W-9 attached hereto or an appropriate IRS Form W-8, as applicable)

Complete the below ONLY if the Convertible Debentures are held in book-entry:

(DTC account number)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

1.    Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national stock exchange or the Financial Industry Regulatory Authority, or by a commercial bank or trust company having an office or a correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Debentures (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of the Convertible Debentures or any Holder whose name appears on the face of the certificate representing the Debenture) tendered hereby or (ii) such Convertible Debentures are tendered for the account of an Eligible Institution. If the Convertible Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Convertible Debentures are to be issued to a person other than the registered Holder, the signatures on this Letter of Transmittal accompanying the tendered Convertible Debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 3.

2.    Delivery of Letter of Transmittal and Convertible Debentures. This Letter of Transmittal is to be completed by Holders if:

•	certificates for tendered Convertible Debentures are to be physically delivered to the Company; or

•

tender of Convertible Debentures is to be made by book-entry transfer to the Depositary and Information Agent’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “Procedures for Tendering and Withdrawing Convertible Debentures—Tendering Convertible Debentures” in the Offer to Purchase, and instructions are not being transmitted through ATOP.

For a Holder to validly tender Convertible Debentures pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof), with any required signature guarantee, or (in the case of a book-entry transfer) an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary and Information Agent (only with respect to book-entry Convertible Debentures) or the Company (only with respect to certificated Convertible Debentures) at its address set forth herein on or before the Expiration Time.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY AND INFORMATION AGENT OR COMPANY, AS APPLICABLE. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY AND INFORMATION AGENT OR COMPANY, AS APPLICABLE.

The method of delivery of this Letter of Transmittal, certificates for Convertible Debentures and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary and Information Agent.

Alternative, conditional or contingent tenders will not be considered valid. By execution and delivery of this Letter of Transmittal (or a manually signed facsimile hereof) or by electronic confirmation pursuant to DTC’s ATOP (together with the Book-Entry Confirmation), all tendering Holders of Convertible Debentures waive any right to receive any notice of the acceptance of their Convertible Debentures for payment. If any tendered Convertible Debentures are not purchased pursuant to the Offer for any reason, such Convertible Debentures not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Convertible Debentures tendered by book-entry transfer, such Convertible Debentures will be promptly credited to the account maintained at DTC from which Convertible Debentures were delivered) after the expiration or termination of the Offer.

3.    Signatures on Letter of Transmittal. If any Convertible Debentures tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Convertible Debentures tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Convertible Debentures.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

If this Letter of Transmittal is signed other than by the registered Holders of the Convertible Debentures listed, the Convertible Debentures must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Convertible Debentures on behalf of such registered Holders, in any case signed exactly as the name or names of the registered Holders appear on the Convertible Debentures, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

4.    Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Depositary and Information Agent or the Company (only with respect to the certificated Convertible Debentures) at its address and telephone numbers, as set forth on the front and back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the IRS Form W-9 or the IRS Form W-9 instructions may be directed to the Depositary and Information Agent, and copies will be furnished promptly at the Company’s expense.

Requests for assistance relating to the terms and conditions of the Offer may be directed to the Dealer Manager at the telephone number and address set forth on the back cover of this Letter of Transmittal. Holders of Convertible Debentures may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

5.    Special Payment and Special Delivery Instructions. In the case that the check for payment of the Consideration, plus Accrued Interest, will be issued to a different name than the Holder signing this Letter of Transmittal, the tendering Holders should indicate in the applicable box, under the caption “Special Payment Instructions,” the name and address to which checks for payment are to be sent or issued and the taxpayer identification number of the person named must also be indicated. A Holder may request that Convertible Debentures not tendered or not accepted for purchase be (i) credited to an account at DTC or (ii) if the Holder of record holds physical Convertible Debentures, by delivery of a certificate representing such returned principal amount, in each case as such Holder may designate under the caption “Special Delivery Instructions.” If no instructions are given, checks for payment of the Consideration, plus Accrued Interest, will be sent to the Holder of the Convertible Debentures tendered and Convertible Debentures not tendered or not accepted for purchase will be returned by (i) crediting the account at DTC designated above or (ii) if the Holder of record holds physical Convertible Debentures, by delivery of a certificate representing such returned principal amount (including delivery of the original certificate tendered if none of such principal amount is accepted).

6.    IRS Forms; Backup Withholding. Payments made to a tendering Holder that is a U.S. person for U.S. federal income tax purposes may be subject to backup withholding, unless such Holder provides the appropriate documentation to the Depositary and Information Agent including its taxpayer identification number (“TIN”) and certifying, among other things, that such TIN is correct, or such Holder otherwise establishes an exemption. Such Holder should use the Internal Revenue Service (“IRS”) Form W-9 provided in this Letter of Transmittal for this purpose and should (i) enter its name, federal tax classification, address and TIN on the face of the IRS Form W-9, (ii) if such Holder is a corporation or other entity that is exempt from backup withholding, provide its “Exempt payee code”, (iii) if such Holder is submitting the IRS Form W-9 for an account maintained outside the United States by certain foreign financial institutions and is exempt from FATCA reporting, provide its “Exemption from FATCA reporting code” and (iv) sign and date the IRS Form W-9 and return it to the Depositary and Information Agent. If such Holder does not provide its correct TIN and other required information or an adequate basis for exemption, payments made to such Holder will be subject to backup withholding (currently, at a rate of 24%) and such Holder may be subject to a penalty imposed by the IRS. If the Convertible Debentures being tendered by such Holder are in more than one name or are not in the name of their actual owner, such Holder should consult the instructions accompanying the IRS Form W-9 (the “W-9 Instructions”) for information on which TIN to report. If such Holder has not been issued a TIN, such Holder should consult the W-9 Instructions, and the Depositary and Information Agent may make backup withholding on payments to such Holder if the Depositary and Information Agent is not provided with a TIN by the time any such payment is made.

Exempt Holders (including, among others, most corporations) are not subject to these information reporting and backup withholding requirements, provided that, if required, they properly demonstrate their eligibility for exemption. See the W-9 Instructions for additional instructions.

In order for a Holder that is not a U.S. person for U.S. federal income tax purposes to avoid backup withholding, such Holder should submit the appropriate version of IRS Form W-8 (available from the IRS website at http://www.irs.gov), signed under penalty of perjury, attesting to such Holder’s foreign status. The failure of such a Holder to provide the appropriate IRS Form W-8 may result in backup withholding on some or all of the payments made to such Holder pursuant to the Offer.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Holder’s federal income tax liability provided the required information is furnished by such Holder on a timely basis to the IRS.

Any person that is not a Holder and that will receive payments in connection with this Letter of Transmittal should also submit IRS form(s) applicable to such person to the Depositary and Information Agent.

7.    Transfer Taxes. Tendering Holders of Convertible Debentures purchased in the Offer will not be obligated to pay brokerage commissions or fees to the Company, the Dealer Manager, or the Depositary and Information Agent. The Company will pay or cause to be paid all transfer taxes with respect to the purchase of any Convertible Debentures in the Offer. If, however, payment is to be made to, or if Convertible Debentures not tendered or not accepted for purchase are to be registered in the name of or delivered to, any persons other than the registered Holders, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. If your Convertible Debentures are held through a broker or other Nominee who tenders Convertible Debentures on your behalf, such broker or Nominee may charge you a commission for doing so. You should consult with your broker or Nominee to determine whether any charges will apply.

8.    Irregularities. The Company, in its sole discretion, will determine all questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for purchase and withdrawal of validly tendered Convertible Debentures, and such determinations will be final and binding. The Company reserves the absolute right to reject any and all tenders of Convertible Debentures that it determines are not in proper form or where the acceptance for purchase of, or payment for, such Convertible Debentures may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any of the conditions of the Offer or any defect or irregularity in the tender of Convertible Debentures of any particular Holder, whether or not similar conditions, defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Offer will be final and binding. Holders may challenge the Company’s determination in a court of competent jurisdiction.

Any defect or irregularity in connection with tenders of Convertible Debentures must be cured within such time as the Company determines, unless waived by the Company. Tenders of Convertible Debentures shall not be deemed to have been made until all defects or irregularities have been waived or cured. None of the Company, the Dealer Manager, the Depositary and Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or notices of withdrawal or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Convertible Debentures, the Holder will be entitled to the Consideration, plus Accrued Interest.

9.    Waiver of Conditions; Termination of Offer. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Convertible Debentures tendered, in whole or in part, at any time and from time to time until the Expiration Time. The Company also expressly reserves the absolute right, subject to applicable law, to terminate the Offer upon the occurrence of any of the conditions of the Offer at any time prior to the Expiration Time without accepting for purchase any Convertible Debentures that may have been tendered prior to such termination.

10.    Partial Tenders (not applicable to Holders who tender by book-entry transfer). Tenders of Convertible Debentures will be accepted only in principal amounts of $1,000 or an integral multiple thereof. If less than the entire principal amount of any Debenture is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount of Convertible Debentures Tendered” under “Description of Convertible Debentures Tendered” above. The entire principal amount of the Convertible Debentures delivered to the Depositary and Information Agent or the Company, as applicable, will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Convertible Debentures is not tendered, then substitute Convertible Debentures for the principal amount of Convertible Debentures not tendered and purchased pursuant to the Offer will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Convertible Debentures are accepted for partial tender.

IMPORTANT: THIS PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) OR A PROPERLY TRANSMITTED AGENT’S MESSAGE DELIVERED PURSUANT TO DTC’S ATOP, CONFIRMATION OF A BOOK-ENTRY TRANSFER OF CONVERTIBLE DEBENTURES, CERTIFICATES FOR CONVERTIBLE DEBENTURES (IF APPLICABLE) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND INFORMATION AGENT OR THE COMPANY, AS APPLICABLE, AT OR PRIOR TO THE EXPIRATION TIME.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another
LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a

Form W-9 (Rev. 10-2018)	Page 3

C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct

Form W-9 (Rev. 10-2018)	Page 5

TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodialaccount of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantortrust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Form W-9 (Rev. 10-2018)	Page 6

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

In order to tender book-entry Convertible Debentures, a Holder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Depositary and Information Agent at its address set forth below or tender pursuant to DTC’s ATOP. Questions or requests for assistance relating to the procedures for tendering Convertible Debentures or for additional copies of the Offer Documents may be directed to the Depositary and Information Agent at its telephone number and address set forth below.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550

Toll free: (866) 856-3065

Email: sunpower@dfking.com

By facsimile:

(For Eligible Institutions only)

(212) 709-3328

Confirmation:

(212) 269-5552

By Mail, Overnight Courier or Hand:

Attn: Andrew Beck

48 Wall Street

New York, New York 10005

In order to tender certificated Convertible Debentures, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Convertible Debentures and any other required documents to the Company at its address set forth below. Questions or requests for assistance relating to the procedures for tendering certificated Convertible Debentures.

SunPower Corporation

Attn: Treasury Department

51 Rio Robles

San Jose, California 95134

(408) 240-5500

Requests for assistance relating to the terms and conditions of the Offer may be directed to the Dealer Manager at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer or requests for additional copies of the Offer Documents.

The Dealer Manager for the Offer is:

BofA Securities, Inc.

Attention: Liability Management Group

620 S. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Collect: (980) 387-9534

debt_advisory@bofa.com